UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2016

DESTINATION MATERNITY CORPORATION

(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction of Incorporation or Organization)	Commission File number	(I.R.S. Employer Identification Number)

232 Strawbridge Drive

Moorestown, NJ 08057

(Address of Principal Executive Offices)

(856) 291-9700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2016, David L. Courtright was promoted to Senior Vice President & Corporate Controller for the Company and will serve as the Company’s Principal Accounting Officer. From July 2008 to May 2016, Mr. Courtright served as our Vice President & Corporate Controller, having previously served in a senior finance position from the time he joined us in July 2005. He has a Bachelor of Science degree in Accounting from Villanova University and is also a Certified Public Accountant who has 12 years of public accounting experience with predecessor firms to KPMG and PricewaterhouseCoopers. Mr. Courtright has significant career experience in the public company environment and with SEC reporting requirements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: May 11, 2016	DESTINATION MATERNITY CORPORATION

	By:	/s/ Anthony M. Romano
Anthony M. Romano
Chief Executive Officer, President & Interim Chief Financial Officer

3